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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 20, 2004

                           Wabash National Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     1-10883                  52-1375208
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   (State or other                (Commission               (IRS Employer
     jurisdiction                  File No.)             Identification No.)
  of incorporation)

1000 Sagamore Parkway South, Lafayette, Indiana                 47905
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   (Address of principal executive offices)                   (Zip Code)




               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02. Results of Operations and Financial Condition.

     On October 20, 2004, Wabash National Corporation issued a press release relating to its third quarter 2004 results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

   (c) Exhibits


       99.1    Wabash National Corporation press release dated October 20, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   WABASH NATIONAL CORPORATION

Date:  October 20, 2004                            By: /s/ Robert J. Smith
                                                       -------------------------
                                                       Robert J. Smith
                                                       Senior Vice President,
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Wabash National Corporation Press Release dated October 20, 2004



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